SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2001

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

California	0-11350	22-3059110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Avenue of the Stars, 39th Floor, Los Angeles, California	90067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (310) 788-1999

(Former name or former address, if changed since last report.)
Not applicable.

Item 7. Financial Statements and Exhibits
SIGNATURE
Exhibit 1.1
Exhibit 4.1
Exhibit 5.1

Item 7. Financial Statements and Exhibits

(c)	Exhibits

1.1 Letter Agreement, dated November 14, 2001 amending the Distribution Agreement, dated May 14, 2001, between the Registrant and Lehman Brothers Inc., Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, and Goldman, Sachs & Co., relating to the Registrant’s Medium-Term Notes, Series M (the “Notes”).

4.1 Officers’ Certificate (without exhibits), dated November 14, 2001, establishing the terms of the Notes.

5.1 Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1 Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Alan H. Lund
By:	Alan H. Lund Executive Vice President, Co-Chief Operating Officer and Chief Financial Officer

DATED: November 14, 2001

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